UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 17, 2014

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KIPS BAY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35080	20-8947689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3405 Annapolis Lane North, Suite 200 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 235-3540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

Regulatory Update

On January 17, 2014, Kips Bay Medical, Inc. (the Company) provided the following regulatory update:

The Company is currently conducting its eMESH I clinical feasibility trial, which is a multi-center, randomized study of external saphenous vein graft (SVG) support using the Company’s eSVS® Mesh in coronary artery bypass grafting (CABG) surgery for the U.S. Food and Drug Administration (FDA). The objective of the eMESH I clinical feasibility trial is to demonstrate the initial safety and performance of the Company’s eSVS Mesh for use as an external SVG support device during CABG surgery and to support a future pivotal trial. As of January 15, 2014, 47 patients had been enrolled in the eMESH I clinical feasibility trial.

As previously reported, the FDA’s initial approval of the Company’s investigational device exemption (IDE) to begin clinical feasibility trial work in the United States allowed the Company to enroll fifteen patients at up to four sites in the United States. Additional enrollments within the United States are contingent upon the FDA’s favorable review of the six-month follow-up angiogram data from either the first five U.S. patients or the first ten patients made up of both U.S. and European patients.

In reviewing the early results, the Company could be required to wait for additional angiogram data from a larger group of patients in order to support receiving an expanded approval from the FDA. Based upon consultations with the Company’s medical advisors and several of the cardiac surgeons participating in the eMESH I clinical feasibility study, the Company intends to propose to the FDA a combination of changes in the application of the eSVS Mesh to the saphenous vein grafts and to the surgical implant technique for the eSVS Mesh treated graft. The Company believes that these changes will reduce the variables in the study. These changes are intended to reduce the risk of early graft occlusion and may make it easier to implant the eSVS Mesh as well as reduce costs. The Company hopes that based upon these changes, the Company will be allowed to enroll additional patients in the United States. The Company intends to formally submit these changes to the FDA within the next 30 days along with the Company’s request to expand enrollment in the United States. However, no assurance can be provided that the FDA will approve any additional enrollments in the United States. In addition, no assurance can be provided that the Company’s current feasibility trial or its anticipated larger pivotal study will be successful, or that once these studies are concluded, the Company will receive U.S. marketing approval for the eSVS Mesh.

Based upon initial discussions with the FDA, the Company plans to incorporate these changes at the Company’s clinical study sites in Europe, upon each site receiving any necessary ethics committee and/or government approvals. The Company expects that these sites will continue to enroll patients using the current techniques until such approvals are received.

The Company notes that it continues to have successful implants of the eSVS Mesh throughout the world. An estimated 500+ commercial implants have been performed in Europe and the Middle East since commercialization of the eSVS Mesh device began in June of 2010. Over this period, there have been no reportable adverse events related to the eSVS Mesh device. The Company believes that surgeons using the eSVS Mesh commercially may also benefit from these changes and therefore intends to implement these changes in its training of surgeons using the eSVS Mesh commercially upon receiving the necessary approvals.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this current report on Form 8-K that relate to future events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations of future events and often can be identified by words such as “intends,” “expects,” “believes,” “hopes,” “plans,” “may,” “could,” “future,” other words of similar meaning or the use of future dates. Examples of forward-looking statements in this report include Kips Bay’s expectations from early results of the eMESH I clinical feasibility trial regarding whether certain changes to the application of the eSVS Mesh to the saphenous vein grafts and to the surgical implant technique for the eSVS Mesh treated graft will reduce variables in the study, reduce the risk of early graft occlusion, make it easier to implant the eSVS Mesh, reduce costs associated with the eSVS Mesh and ultimately be successful and result in higher patency rates and whether the FDA will accept such changes and allow Kips Bay to enroll additional patients in the United States. The anticipated timing of Kips Bay’s formal submission to the FDA of the proposed changes and Kips Bay’s plans with respect to implementing the changes in Europe and training surgeons using the eSVS Mesh commercially are also examples of forward-looking statements in this report. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause Kips Bay’s actual results to be materially different than those expressed in or implied by Kips Bay’s forward-looking statements. For Kips Bay, such uncertainties and risks include risks associated with the eMESH I clinical feasibility trial, including enrollment, completion and the results, the risk that the proposed changes to the trial may not be successful and result in higher patency rates and the risk that the FDA will not permit Kips Bay to make the proposed changes or enroll additional patients in the United States. Other uncertainties and risks include, among others, Kips Bay’s future operating results and financial performance; market size and market acceptance of its eSVS Mesh technology; the ability of Kips Bay and its distributors to commercialize and sell the eSVS Mesh in Europe; its ability to obtain coverage and reimbursement from third-party payors for its eSVS Mesh technology and the extent of such coverage; the development of its distribution and marketing capabilities; and its ability to attract and retain scientific, regulatory, and sales and marketing support personnel. More detailed information on these and other factors that could affect Kips Bay’s actual results are described in Kips Bay’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Kips Bay undertakes no obligation to update its forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2014	KIPS BAY MEDICAL, INC.

	By:	/s/ Scott Kellen
	Name:	Scott Kellen
	Title:	Chief Operating Officer and Chief Financial Officer